SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 17, 2006 (January 20, 2006)

TRIBEWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-28675	94-337095
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2001 152nd AVENUE NE
REDMOND, WASHINGTON 98052
(Address of Principal Executive Offices) (Zip Code)
(425) 458-2360
(Registrant’s telephone number, including area code)

111 Via Quito
Newport Beach, California 92663
(Address of Principal Executive Offices) (Zip Code)
(949) 723-0075
(Registrant’s Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

		Page
Item 2.01:	Completion Of Acquisition Of Assets	1
Item 9.01:	Financial Statements and Exhibits	1
SIGNATURES		2

Item 2.01: Completion Of Acquisition Of Assets

On January 26, 2006 a Current Report on Form 8-K was filed reporting the acquisition of all of the issued and outstanding capital stock of TakeCareofIT Holdings Limited, a Malta corporation, along with its wholly owned subsidiaries in Malta, New Zealand and the USA collectively doing business as Atlas Technology Group (“Atlas”), which was completed on January 20, 2006 by Tribeworks, Inc. (the “Company” or “Tribeworks”). As part of the 8-K the consolidated financial statements of Atlas for the period from inception to December 31, 2005 was included as part of that filing.

This Amendment No. 1 includes the consolidated financial statements of Atlas audited in accordance with US GAAP and proforma set of financial statements incorporating Atlas’ results into those of Tribeworks.

The description of the acquisition of Atlas contained in this Item 2.01 is qualified in its entirety by reference to the full text of the Stock Transfer Agreement dated as of January 20, 2006 as attached as an exhibit to the original Form 8-K, and is incorporated by reference herein.

Item 9.01: Financial Statements and Exhibits

(a)
Financial Statements of the Business Acquired. The US GAAP audited financial statements of Atlas required by this Item 9.01 are attached as an amendment to the original report on Form 8-K filed on January 26, 2006.

(b)	Pro Forma Financial Information. Also attached is the pro forma financial statements required by this Item 9.01.

(c)	Not applicable

(d)	Exhibits.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURES

TRIBEWORKS, INC.

Date: November 17, 2006	/s/ Peter B. Jacobson
PETER B. JACOBSON, Chief Executive Officer

W i l l i a m s & W e b s t e r, P. S. Certified Public Accountants & Business Consultants

TakeCareofIT Holdings Limited
d/b/a Atlas Technology Group
Redmond, WA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying consolidated balance sheets of TakeCareofIT Holdings Limited, d/b/a Atlas Technology Group, as of December 31, 2005 and 2004, and the related consolidated statements of operations and comprehensive income (loss), stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TakeCareoflT Holdings Limited, d/b/a Atlas Technology Group, as of December 31, 2005 and 2004, and the results of its operations, stockholders' equity and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note C, the Company has sustained losses since inception and has limited cash resources. These factors raise substantial doubt about the Company's ability to continue as a going concern. Realization of a major portion of the assets is dependent upon the Company's ability to meet its future financing requirements and the success of future operations. Management's plans regarding those matters are described in Note C. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Williams & Webster, P.S.
Certified Public Accountants
Spokane, Washington
November 7, 2006

Members of Private Companies Practice Section, SEC Practice Section, AICPA and WSCPA
Bank of America Financial Center • 601 W. Riverside, Suite 1940 • Spokane, WA 99201
Phone (509) 838-5111 • Fax (509) 838-5114 • www.williams-webster.com

TAKECAREOFIT HOLDINGS LIMITED
d/b/a ATLAS TECHNOLOGY GROUP
(A Development Stage Company)
BALANCE SHEETS

	December 31, 2005	December 31, 2004
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$93,273	$15,544
VAT receivable	22,596	-
Prepaids and deposits	4,924	-
Total Current Assets	120,793	15,544
PROPERTY, PLANT AND EQUIPMENT, NET	225,030	-
TOTAL ASSETS	$345,823	$15,544
LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts payable	$157,550	$-
Loan payable	1,073,744	-
Loan payable - other	11,758	11,758
Total Current Liabilities	1,243,052	11,758
COMMITMENTS AND CONTINGENCIES	-	-
STOCKHOLDERS’ EQUITY (DEFICIT)
Common stock, US$1.188 par value; 50,000 shares authorized (per Note F) 10,000 and 10,000 shares issued and outstanding	11,880	11,880
Accumulated other comprehensive income (loss)	(947)	122
Deficit accumulated during development stage	(908,162)	(8,216)
Total Stockholders’ Equity (Deficit)	(897,229)	3,786
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$345,823	$15,544

The accompanying notes are an integral part of these consolidated financial statements

TAKECAREOFIT HOLDINGS LIMITED
d/b/a ATLAS TECHNOLOGY GROUP
(A Development Stage Company)
STATEMENTS OF OPERATIONS

	Year Ending December 31,		From Inception (September 7, 2004) To December 31,
	2005	2004	2005
REVENUES	$-	$-	$-
EXPENSES
Selling and promotional	104,039	-	104,039
IT development	492,286	-	492,286
General and administrative	260,945	8,216	269,161
Depreciation	18,961	-	18,961
Total Expenses	876,231	8,216	884,447
LOSS FROM OPERATIONS	(876,231)	(8,216)	(884,447)
OTHER INCOME/EXPENSES
Interest and other income	(23,715)	-	(23,715)
Total Other Income/Expenses	(23,715)	-	(23,715)
PROVISION FOR TAXES	-	-	-
NET LOSS	(899,946)	(8,216)	(908,162)
OTHER COMPREHENSIVE INCOME (LOSS)
Foreign currency translation gain (loss)	(1,069)	122	(947)
COMPREHENSIVE LOSS	$(901,015)	$(8,094)	$(909,109)
NET LOSS PER COMMON SHARE, BASIC AND DILUTED	$90.10	$0.81
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING, BASIC AND DILUTED	$10,000	$10,000

The accompanying notes are an integral part of these consolidated financial statements

TAKECAREOFIT HOLDINGS LIMITED
d/b/a ATLAS TECHNOLOGY GROUP
(A Development Stage Company)
STATEMENT OF STOCKHOLDERS’ EQUITY (DEFICIT)

	Common Stock		Accumulated Other Comprehensive	Deficit Accumulated During Development	Total Stockholders’ Equity

	No. of
	Shares	Amount	Income (Loss)	Stage	(Deficit)
BALANCE, September 7, 2004	-	$-	$-	$-	$-
Issuance of common stock for cash at $1.18 per share	10,000	11,880	-	-	11,880
Net loss for the year ended December 31, 2004	-	-	122	(8,216)	(8,094)
BALANCE, December 31, 2004	10,000	11,880	122	(8,216)	3,786
Foreign currency translation loss	-	-	(1,069)	-	(1,069)
Net loss for the year ended December 31, 2005	-	-	-	(899,946)	(899,946)
BALANCE, December 31, 2005	10,000	$11,880	$(947)	$(908,162)	$(897,229)

The accompanying notes are an integral part of these consolidated financial statements

TAKECAREOFIT HOLDINGS LIMITED
d/b/a ATLAS TECHNOLOGY GROUP
(A Development Stage Company)
STATEMENTS OF CASH FLOWS

			From Inception Development Stage
	Year Ending
	December 31,		(Sept. 7, 2004)
			to December 31,
	2005	2004	2005
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss)	$(899,946)	$(8,216)	$(908,162)
Adjustments to reconcile net loss to net cash (used) by operating activities:
Depreciation	18,961	-	18,961
Changes in assets and liabilities:
(Increase) decrease in VAT receivable	(22,596)	-	(22,596)
(Increase) decrease in prepaids and deposits	(4,924)	-	(4,924)
Increase (decrease) in accounts payable	157,550	-	157,550
Net cash (used) by operating activities	(750,955)	(8,216)	(759,171)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of equipment	(243,991)	-	(243,991)
Net cash provided (used) by investing activities	(243,991)	-	(243,991)
CASH FLOWS FROM FINANCING ACTIVITIES:
Common stock issued for cash	-	11,880	11,880
Proceeds from borrowing	1,073,744	11,758	1,085,502
Net cash provided by financing activities	1,073,744	23,638	1,097,382
Net increase (decrease) in cash and cash equivalents	78,798	15,422	94,220
Other comprehensive income (loss)	(1,069)	122	(947)
Cash and cash equivalents beginning of period	15,544	-	-
Cash and cash equivalents end of period	$93,273	$15,544	$93,273
SUPPLEMENTAL CASH FLOW DISCLOSURES:
Income taxes paid	$-	$-	$-
Interest paid	$23,715	$-	$23,715
NON-CASH ACTIVITIES:	-	-	-

The accompanying notes are an integral part of these consolidated financial statements

TAKECAREOFIT HOLDINGS LIMITED AND SUBSIDIARIES
d/b/a ATLAS TECHNOLOGY GROUP
(A Development Stage Company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR PERIOD SEPTEMBER 7, 2004 TO DECEMBER 31, 2005

NOTE A - NATURE OF BUSINESS

TakeCareofIT Holdings Limited is a limited liability company domiciled and incorporated in Malta on September 7, 2004 and acts as the holding company for three subsidiaries. TakeCareofIT Holdings Ltd and its subsidiaries doing business as Atlas Technology Group hereinafter referred to as the “Company” or “Atlas”. The Company has its head office in Malta with a subsidiary office in Wellington, New Zealand and a data center in Seattle, Washington. At December 31, 2005 Atlas had eleven employees and three working directors.

Atlas plans to become a leading Information Technology (IT) outsourcing support company for custom software applications worldwide and is at present developing its software and tools for undertaking this business. Atlas is planning to provide custom, outsourced, application software support services to its customers. These will range from supporting specialized networks and single applications to providing the entire IT infrastructure management for customers who want to outsource everything and focus on their core business. In partnership with other IT development consultancies, a fully outsourced IT capability can be provided, with hard performance metrics and predictable costs.

The Company is leveraging the recent advances in software, monitoring systems, and communications, to build a new, leading edge, global support infrastructure, providing 24x7 software support to large and medium sized companies. The new application on-boarding and monitoring processes should allow for dramatic cost savings over existing legacy IT service providers.

The services offerings will be worldwide, with the majority of the targeted customers having multi-national operations. It is intended to be a highly distributable venture, able to place people in the best possible locations, yet offering a seamless service offering across geographies.

The initial support centers are based in Malta, with the second support center in New Zealand, creating a “follow-the-sun”, 24 hour coverage. As business grows, third and fourth locations are projected to increase capacity, as needed. State of the art VoIP, Call Tracking and Monitoring technology provide each employee with the leverage needed to maximize support delivery to the fullest possible extent.

Two central data center locations will also be established to run the required infrastructure. All of these servers will be in a secure, fully redundant configuration, and have on-demand high bandwidth available, as well as onsite backup and hands-on support services.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies is presented to assist in understanding the financial statements. The financial statements and notes are representations of the Company’s management, which is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

Accounting Methods

The Company’s financial statements are prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Basis of Consolidation

The financial statements of the Company are presented on a consolidated basis and include the Company and its wholly owned subsidiaries:

TakeCareofIT Limited	Malta
TakeCareofIT (NZ) Limited	New Zealand
TakeCareofIT (US) Inc.	Washington State, USA

The subsidiaries were incorporated at various dates during the period ended December 31, 2005 and have been included in the consolidated financial results from the date of their incorporation. All material inter-company transactions have been eliminated.

The holding company’s functional currency is Maltese Liri (MTL), however, the statutory financial statements were originally presented in terms of Euros (the presentation currency), as required by Art. 187 of the Companies Act, 1995 (Malta), which stipulates that a company must draw up its annual accounts in the same currency as that of its share capital. These financial statements have been converted into US Dollars and reformatted to conform to US GAAP. The exchange rate applied for this purpose was EUR1/USD1.188. In the prime accounting records transactions denominated in foreign currencies are translated at the rates of exchange ruling on the dates of the transactions. Monetary assets and liabilities expressed in foreign currencies are translated at the rates of exchange prevailing at balance sheet date. Translation differences are dealt with through the operating statement. The Company’s unrealized gains or losses on foreign currency translations are included in comprehensive income.

Use of Estimates

The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

Revenue Recognition

Revenue is generally recognized when all contractual or transfer obligations have been satisfied and collection of the resulting receivable is probable. The Company is developing a billing system that will clearly identify the amounts billable from each client incident. Atlas has not generated revenue as of December 31, 2005.

Accounts Receivable

Accounts receivable are reported at the amount management expects to collect on balances outstanding at year-end. The amount of the accounting loss that the Company is at risk for these unsecured accounts receivable is limited to their carrying value. The Company provides an allowance for doubtful accounts and records bad debts based on a periodic review of accounts receivable to consider the collectibility of each account.

At December 31, 2005 the Company had no outstanding accounts receivable. The Company had a valued added tax refund receivable at December 31, 2005, which was subsequently received.

Advertising Expenses

Advertising expenses consist primarily of costs incurred in the design, development, and printing of Company literature and marketing materials. The Company expenses all advertising expenditures as incurred. The Company’s advertising expenses were $9,755 for the year ended December 31, 2005, (nil for the period to December 31, 2004)

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid investments (or short term instruments) with original maturities of three months or less to be cash equivalents.

Compensated Absences

Employees of the Company are entitled to paid vacation, sick, and personal days off, depending on job classification, length of service, and other factors, after the employee has worked for a minimum period. The Company’s policy is to recognize the cost of compensated absences when actually paid to employees as the compensation can also be lost if not taken within a specified time. If the amount were estimatible, it would not be currently recognized as the amount would be deemed immaterial because of the small size of the Company and number of employees who have been with the Company less than a year.

Comprehensive Income

The Company has adopted Statement of Financial Accounting Standards No. 130, “Reporting Comprehensive Income” (hereinafter “SFAS No. 130”), which was issued in June 1997. SFAS No. 130 establishes rules for the reporting and display of comprehensive income and its components. SFAS No. 130 requires unrealized gains and losses on the Company’s foreign currency translation to be included in comprehensive income.

Concentration of Credit Risk

The Company and each subsidiary maintain its cash in both local currency and USD commercial bank accounts with major reputable financial institutions. The financial institutions are considered creditworthy and have not experienced any losses on their deposits, at December 31, 2005. The Company’s cash balance did not exceed Federal Deposit Insurance Corporation (FDIC) limits within the United States of America, however, funds were held in accounts with HSBC in Malta and New Zealand, countries not covered by FDIC.

Development Costs

At December 31, 2005 the Company’s principal business activity currently focuses on the development of its new IT support systems which are being developed in house and with the assistance of outside specialist consultants. When complete, the Company plans to commercialize these technology developments as the basis for providing IT support services to its clients with these operations starting during 2006. The Company has expensed all product development costs incurred during the period in these financial statements.

Costs incurred for internally developed software products and enhancements, after technological feasibility has been established for the related product, will be capitalized and stated at the lower of cost or net realizable value. Amortization will be provided based on the greater of the amount computed using (a) the ratio that current gross revenues for a product bears to the total of current and anticipated future gross revenues for that product, or (b) the straight-line method over the remaining estimated economic life of the product, not to exceed five years. The Company’s amortization method will assume that sales of the Company’s existing software products will continue for at least the ensuing five years.

Derivative Instruments

The Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities” (hereinafter “SFAS No. 133”), as amended by SFAS No. 137, “Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB No. 133”, and SFAS No. 138, “Accounting for Certain Derivative Instruments and Certain Hedging Activities”, and SFAS No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities”. These statements establish accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. They require that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value.

If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change.

At December 31, 2005 and 2004, the Company had not engaged in any transactions that would be considered derivative instruments or hedging activities.

Earnings (Loss) Per Share

The Company has adopted SFAS No. 128, which provides for calculation of “basic” and “diluted” earnings per share. Basic earnings per share includes no dilution and is computed by dividing net income available to common shareholders by the weighted average common shares outstanding for the period.

Fair Value of Financial Instruments

The Company’s financial instruments as defined by SFAS No. 107, “Disclosures about Fair Value of Financial Instruments,” include cash, accounts payable and accrued expenses and short-term borrowings. All instruments are accounted for on a historical cost basis, which, due to the short maturity of these financial instruments, approximates fair value at December 31, 2005 and 2004 respectively.

Foreign Currency Translation Gains/Losses

The Company has adopted Financial Accounting Standard No. 52. Monetary assets and liabilities denominated in foreign currencies are translated into United States dollars at rates of exchange in effect at the balance sheet date. Non-monetary assets, liabilities and items recorded in income arising from transactions denominated in foreign currencies are translated at rates of exchange in effect at the date of the transaction.

Impairment

In March 1995, the Financial Accounting Standards Board issued statement SFAS No. 121, “Accounting for Impairment of Long-lived Assets.” In complying with this standard, the Company reviews its long-lived assets quarterly to determine if any events or changes in circumstances have transpired which indicate that the carrying value of its assets may not be recoverable. The carrying amounts of the Company’s assets, other than deferred tax assets, are reviewed at each balance sheet date to determine whether there is any indication of impairment. If any such indication exists, the assets’ recoverable amount is estimated at each balance sheet date. An impairment loss is recognized whenever the carrying amount of an asset or its cash-generating unit is greater than the recoverable amount. An impairment loss is reversed if there has been a change in the estimates used to determine the recoverable amount of the asset. An impairment loss is reversed only to the extent that the asset’s carrying amount does not exceed the carrying amount that would have been determined if no impairment loss had been recognized.

Stock-Based Awards and Employee Benefits

The Company had no stock based award system in place during the accounting period.

The Company contributes towards the State pension in accordance with local legislation in Malta. Related costs are recognized as an expense in the operating statement as incurred.

Recent Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (hereinafter SFAS No. 157”) which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. Where applicable, SFAS No. 157 simplifies and codifies related guidance within GAAP and does not require any new fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Earlier adoption is encouraged. The Company does not expect the adoption of SFAS No. 157 to have a significant effect on its financial position or results of operation.

In June 2006, the Financial Accounting Standards Board issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109”, which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company does not expect the adoption of FIN 48 to have a material impact on its financial reporting, and the Company is currently evaluating the impact, if any, the adoption of FIN 48 will have on its disclosure requirements.

In March 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 156, “Accounting for Servicing of Financial Assets—an amendment of FASB Statement No. 140.” This statement requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in any of the following situations: a transfer of the servicer’s financial assets that meets the requirements for sale accounting; a transfer of the servicer’s financial assets to a qualifying special-purpose entity in a guaranteed mortgage securitization in which the transferor retains all of the resulting securities and classifies them as either available-for-sale securities or trading securities; or an acquisition or assumption of an obligation to service a financial asset that does not relate to financial assets of the servicer or its consolidated affiliates. The statement also requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable and permits an entity to choose either the amortization or fair value method for subsequent measurement of each class of servicing assets and liabilities. The statement further permits, at its initial adoption, a one-time reclassification of available for sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available for sale securities under Statement 115, provided that the available for sale securities are identified in some manner as offsetting the entity’s exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value and requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities. This statement is effective for fiscal years beginning after September 15, 2006, with early adoption permitted as of the beginning of an entity’s fiscal year. Management believes the adoption of this statement will have no immediate impact on the Company’s financial condition or results of operations at December 31, 2005.

In February 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 155, “Accounting for Certain Hybrid Financial Instruments, an Amendment of FASB Standards No. 133 and 140” (hereinafter “SFAS No. 155”). This statement established the accounting for certain derivatives embedded in other instruments. It simplifies accounting for certain hybrid financial instruments by permitting fair value remeasurement for any hybrid instrument that contains an embedded derivative that otherwise would require bifurcation under SFAS No. 133 as well as eliminating a restriction on the passive derivative instruments that a qualifying special-purpose entity (“SPE”) may hold under SFAS No. 140. This statement allows a public entity to irrevocably elect to initially and subsequently measure a hybrid instrument that would be required to be separated into a host contract and derivative in its entirety at fair value (with changes in fair value recognized in earnings) so long as that instrument is not designated as a hedging instrument pursuant to the statement. SFAS No. 140 previously prohibited a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for fiscal years beginning after September 15, 2006, with early adoption permitted as of the beginning of an entity’s fiscal year. Management believes the adoption of this statement will have no impact on the Company’s financial condition or results of operations.

In May 2005, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 154, “Accounting Changes and Error Corrections,” (hereinafter “SFAS No. 154”) which replaces Accounting Principles Board Opinion No. 20, “Accounting Changes”, and SFAS No. 3, “Reporting Accounting Changes in Interim Financial Statements - An Amendment of APB Opinion No. 28”. SFAS No. 154 provides guidance on accounting for and reporting changes in accounting principle and error corrections. SFAS No. 154 requires that changes in accounting principle be applied retrospectively to prior period financial statements and is effective for fiscal years beginning after December 15, 2005.

In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 153. This statement addresses the measurement of exchanges of nonmonetary assets. The guidance in APB Opinion No. 29, “Accounting for Nonmonetary Transactions,” is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. The guidance in that opinion, however, included certain exceptions to that principle. This statement amends Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. This statement is effective for financial statements for fiscal years beginning after June 15, 2005. Management believes the adoption of this statement will have no immediate impact on the financial statements of the Company.

In December 2004, the Financial Accounting Standards Board issued a revision to Statement of Financial Accounting Standards No. 123R, “Accounting for Stock Based Compensation.” This statement supercedes APB Opinion No. 25, “Accounting for Stock Issued to Employees,” and its related implementation guidance. This statement establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. This statement focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. This statement does not change the accounting guidance for share based payment transactions with parties other than employees provided in Statement of Financial Accounting Standards No. 123. This statement does not address the accounting for employee share ownership plans, which are subject to AICPA Statement of Position 93-6, “Employers’ Accounting for Employee Stock Ownership Plans.” The adoption of this Statement has had no immediate impact to the financial at December 31, 2005.

In May 2003, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity” (hereinafter “SFAS No. 150”). Statement of Financial Accounting Standards No. 150 establishes standards for classifying and measuring certain financial instruments with characteristics of both liabilities and equity and requires that those instruments be classified as liabilities in statements of financial position. Previously, many of those instruments were classified as equity. Statement of Financial Accounting Standards No. 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003.

In December 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 148, “Accounting for Stock-Based Compensation - Transition and Disclosure” (hereinafter “SFAS No. 148”). SFAS No. 148 amends SFAS No. 123, “Accounting for Stock-Based Compensation,” to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, the statement amends the disclosure requirements of SFAS No. 123 to require prominent disclosure in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The provisions of the statement are effective for financial statements for fiscal years ending after December 15, 2002. The Company adopted SFAS No. 123 from inception.

In June 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 146, “Accounting for Costs Associated with Exit or Disposal Activities” (hereinafter “SFAS No. 146”). SFAS No. 146 addresses significant issues regarding the recognition, measurement, and reporting of costs associated with exit and disposal activities, including restructuring activities. SFAS No. 146 also addresses recognition of certain costs related to terminating a contract that is not a capital lease, costs to consolidate facilities or relocate employees, and termination benefits provided to employees that are involuntarily terminated under the terms of a one-time benefit arrangement that is not an ongoing benefit arrangement or an individual deferred-compensation contract. For the period ended December 31, 2005 there has been no impact on the Company’s financial position or results of operations from adopting SFAS No. 146.

In April 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 145, “Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections” (hereinafter “SFAS No. 145”), which updates, clarifies and simplifies existing accounting pronouncements. FASB No. 4, which required all gains and losses from the extinguishment of debt to be aggregated and, if material, classified as an extraordinary item, net of related tax effect was rescinded. As a result, FASB No. 64, which amended FASB No. 4, was rescinded, as it was no longer necessary.

FASB No. 44, “Accounting for Intangible Assets of Motor Carriers”, established the accounting requirements for the effects of transition to the provisions of the Motor Carrier Act of 1980. Since the transition has been completed, FASB No. 44 is no longer necessary and has been rescinded. SFAS No. 145 amended FASB No. 13 to eliminate an inconsistency between the required accounting for sale-leaseback transactions and the required accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions. The Company adopted SFAS No. 145 and does not believe that the adoption will have a material effect on the financial statements of the Company at December 31, 2005.

In August 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (hereinafter “SFAS No. 144”). SFAS No. 144 replaces SFAS No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of.” This standard establishes a single accounting model for long-lived assets to be disposed of by sale, including discontinued operations. SFAS No. 144 requires that these long-lived assets be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or discontinued operations. This statement is effective beginning for fiscal years after December 15, 2001, with earlier application encouraged. The Company adopted SFAS No. 144 and does not believe that the adoption will have a material impact on the financial statements of the Company at December 31, 2005.

In June 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 143, “Accounting for Asset Retirement Obligations” (hereinafter “SFAS No. 143”). SFAS No. 143 establishes guidelines related to the retirement of tangible long-lived assets of the Company and the associated retirement costs. This statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived assets. This statement is effective for financial statements issued for the fiscal years beginning after June 15, 2002 and with earlier application encouraged. The Company adopted SFAS No. 143 and does not believe that the adoption will have a material impact on the financial statements of the Company at December 31, 2005.

In June 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 141, “Business Combinations” (hereinafter “SFAS No. 141”) and Statement of Financial Accounting Standard No. 142, “Goodwill and Other Intangible Assets” (hereinafter “SFAS No. 142”). SFAS No. 141 provides for the elimination of the pooling-of-interests method of accounting for business combinations with an acquisition date of July 1, 2001 or later. SFAS No. 142 prohibits the amortization of goodwill and other intangible assets with indefinite lives and requires periodic reassessment of the underlying value of such assets for impairment. SFAS No. 142 is effective for fiscal years beginning after December 15, 2001. The Company adopted SFAS No. 142. Application of the nonamortization provision of SFAS No. 142 is expected to have no impact on the financial statements at December 31, 2005.

In September 2000, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard No. 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities” (hereinafter “SFAS No. 140”). This statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishment of liabilities and also provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS No. 140 is effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000, and is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The Company believes that the adoption of this standard will not have a material effect on the Company’s results of operations or financial position.

Effects of Recent Accounting Pronouncements

In March 2005, the Financial Accounting Standards Board issued FASB Interpretation No. 47 (“FIN 47”), “Accounting for Conditional Asset Retirement Obligations, an interpretation of FASB Statement No. 143.” FIN 47 clarifies the scope and timing of liability recognition for conditional asset retirement obligations under SFAS No. 143. FIN 47 did not have a material impact on the financial statements at December 31, 2005.

In June 2005, the Emerging Issues Task Force of the Financial Accounting Standards Board (“FASB”) reached a consensus on Issue No. 05-6, “Determining the Amortization Period for Leasehold Improvements” (“EITF 05-6”). The guidance requires that leasehold improvements acquired in a business combination or purchased subsequent to the inception of a lease be amortized over the lesser of the useful life of the assets or a term that includes renewals that are reasonably assured at the date of the business combination or purchase. The guidance is effective for periods beginning after June 29, 2005. The adoption of EITF 05-6 is not expected to have a material effect on the Company’s financial statements at December 31, 2005.

NOTE C - GOING CONCERN

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate the continuation of the Company as a going concern. The Company reported a net loss for the period ended December 31, 2005, had a working capital deficiency of $1,122,259 (which included a loan from Tribeworks Inc who acquired the Company on January 20, 2006), together with equity deficiency of $897,229 at December 31, 2005 and will be reliant on Tribeworks successfully arranging the placement of new equity to develop the business to revenue producing.

There can be no assurance that management will be successful in implementing its plans. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

An estimated $3 million is believed necessary to continue operations and increase development through the next fiscal year. The timing and amount of capital requirements will depend on a number of factors, including demand for products and services and the availability of opportunities for international expansion through affiliations and other business relationships. Management intends to seek new capital from new equity securities issuances to provide funds needed to increase liquidity, fund internal growth, and fully implement its business plan.

NOTE D - LOAN TO ATLAS TECHNOLOGY GROUP

During 2005 the Company received $1,101,131 (including $27,387 of accrued interest) from Tribeworks, Inc. in order for Atlas to pursue its business plan. At December 31, 2005, Atlas had not yet established profitable operations, nor was it in a position to repay the loan. Consequently, Tribeworks has written this balance down to its estimated realizable balance, charging the whole of the advance to product development costs in its Consolidated Statement of Operations.

During the period, TakeCareofIT Holdings Limited advanced loans to its subsidiaries amounting to $787,900. These loans are unsecured, interest free and have no fixed date for repayment. These loans are eliminated in the consolidated financial statements.

NOTE E - PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the assets. The useful lives of property, plant and equipment for purposes of computing depreciation are five to forty years. The following is a summary of property, equipment, and accumulated depreciation:

	December 31, 2005	December 31, 2004
Office furniture and equipment	$37,271	$-
EDP equipment and software	206,720	-
Total assets	243,991	-
Less accumulated depreciation	18,961	-
	$225,030	$-

Depreciation and amortization expense for the period ended December 31, 2005 was $18,961. The Company evaluates the recoverability of property and equipment when events and circumstances indicate that such assets might be impaired. The Company determines impairment by comparing the undiscounted future cash flows estimated to be generated by these assets to their respective carrying amounts. Maintenance and repairs are expensed as incurred. Replacements and betterments are capitalized. The cost and related reserves of assets sold or retired are removed from the accounts, and any resulting gain or loss is reflected in results of operations.

NOTE F - COMMON STOCK

The Company is authorized to issue 50,000 shares of 1 Euro (US$1.188) par value common stock. At December 31, 2005 10,000 common shares have been issued. All shares have equal voting rights, are non-assessable and have one vote per share. Voting rights are not cumulative and, therefore, the holders of more than 50% of the common stock could, if they choose to do so, elect all of the directors of the Company.

NOTE G - INCOME TAXES

At December 31, 2005 and 2004, the Company had deferred tax assets of approximately $308,775 and $2,793, respectively, principally arising from net operating loss carryforwards for income tax purposes multiplied by an average expected tax rate of 34%. As management of the Company cannot determine that it is more likely than not that the Company will realize its benefit of the deferred tax assets, a valuation allowance equal to the deferred tax assets was present at December 31, 2005 and 2004.

The significant components of the deferred tax assets at December 31, 2005 and 2004 were as follows:

	December 31, 2005	December 31, 2004
Net operating loss carryforward	$908,162	$8,216
Deferred tax asset	308,775	2,793
Deferred tax asset valuation allowance	$(308,775)	$(2,793)

At December 31, 2005 and 2004, the Company has net operating loss carryforwards of approximately $900,000 and $8,000, respectively, which expire in the years 2021 through 2025. The change in the allowance account from December 31, 2004 to 2005 was $305,982.

The majority of these losses are in companies outside of the United States of America and are subject to various restrictions as to there future use and any changes in ownership not dissimilar to the restrictions imposed by The Tax reform Act of 1986 and Internal Revenue Code. Under such circumstances, the Company’s ability to utilize its net operating losses against future income may be reduced

NOTE H - COMMITMENTS

Leases

Atlas has a six (6) year office lease covering approximately 471 square meters located at Level 4, No. 9, Empire Stadium Street, Gzira GZR04, Malta expiring on August 14, 2010 at a base annual rent of Lm16,000 (approx US$45,000).

Atlas also has a four year office lease of the second floor of 139-141 Featherston Street in Wellington, New Zealand expiring on July 31, 2009. The office comprises approximately 300 sq meters with a base annual rental of NZ$55,500 per annum (approx US$35,000) plus 12.5% Goods and Services Tax (“GST”) which is claimable against GST revenue tax payable or is refundable.

Approximate future lease commitments are as follows:

2006	$80,000
2007	$80,000
2008	$80,000
2009	$48,544
2010	$28,125

NOTE I - SUBSEQUENT EVENTS

Purchase of Atlas by Tribeworks Inc.

On January 20, 2006, all of the issued and outstanding capital stock of TakeCareofIT Holdings Limited, along with its wholly owned subsidiaries in Malta, New Zealand and the USA, was acquired by Tribeworks, Inc., a company incorporated under the laws of the State of Delaware, United States of America, for a consideration of Euros 30,000 (US$37,235) from TakeCareofIT Limited, a Gibraltar company.

The accompanying proforma financial statements contain adjustments to characterize the transactions of Atlas as those of Tribeworks for the period presented. The proforma statements of operations are presented for the twelve months ended December 31, 2005 for Atlas and for Tribeworks. The proforma balance sheet is presented at December 31, 2005 for Atlas and for Tribeworks.

The proforma financial statements reflect the result of the satisfaction of the purchase agreement between Tribeworks, Inc. and the shareholders of Atlas Technology Group, Inc.

The proforma financial statements have been prepared utilizing the historical financial statements of Tribeworks and Atlas. These proforma financial statements should be read in conjunction with the historical financial statements and notes thereto of Tribeworks and Atlas.

The proforma consolidated statement of operations assumes that the combination occurred at the beginning of the periods presented in the statements. All intercompany accounts and transactions have been eliminated.

The proforma financial statements do not purport to be indicative of the financial positions and results of operations, which actually would have been obtained if the combination had occurred on the dates indicated, or the results, which may be obtained in the future.

The adjustments to the December 2005 proforma balance sheets are as follows:

a.	This adjustment is to eliminate the investment Tribeworks has made in Atlas and to eliminate the note payable from Atlas to Tribeworks.

b.	This adjustment is to eliminate Atlas equity and record the technology acquired by Tribeworks.

c.	This adjustment is to eliminate accounts payable for legal services accounted for by both Tribeworks and Atlas.

TRIBEWORKS, INC.
Consolidated Balance Sheets
December 31, 2005
PROFORMA

	Tribeworks	Atlas			Proforma Combined
	December 31,	December 31,			December 31,
	2005	2005	Eliminations		2005
Assets
Current
Cash and equivalents	$84,527	$93,273	$(37,235)	b	$140,565
Accounts receivable and contracts receivable	12,698	-	-		12,698
Prepaid expenses	27,145	4,924	-		32,069
Other current assets	-	22,596	-		22,596
Total Current Assets	124,370	120,793	(37,235)		207,928
Property, Plant and Equipment	1,912	225,030	-		226,942
Other Assets
Investment in Atlas	1,073,744	-	(1,073,744)	a	-
IT Technology	-	-	835,192	b	835,192
Total Other Assets	1,073,744		(235,552)		835,192
Total Assets	$1,200,026	$345,823	$(275,787)		$1,270,062
Liabilities
Current
Accounts payable and accrued expenses	$567,485	$157,550	$(98,326)	c	$626,709
Payable to related party	6,232	1,073,744	(1,073,744)	a	6,232
Other current liabilities	175,175	11,758	-		186,933
Deferred revenue	35,551	-	-		35,551
Total Current Liabilities	784,443	1,243,052	(1,172,070)		855,425

Commitments and Contingencies	-	-	-		-

Total Liabilities	784,443	1,243,052	(1,172,070)		855,425
Stockholders’ Equity
Preferred stock	34	-	-		34
Common stock	8,635	11,880	(11,880)	b	8,635
Additional paid-in capital	4,098,902	-	-		4,098,902
Other comprehensive income (loss)	-	(947)	-		(947)
Retained earnings (deficit) during development stage	(3,691,988)	(908,162)	908,163	b	(3,691,987)
Total Stockholders’ Equity	415,583	(897,229)	896,283		414,637

Total Liabilities and Stockholders’ Equity	$1,200,026	$345,823	$(275,787)		$1,270,062

TRIBEWORKS, INC.
Consolidated Statement of Operations
Year Ended December 31, 2005
PROFORMA

	Tribeworks Year Ended December 31,	Atlas Year Ended December 31,			Proforma Combined
	2005	2005	Eliminations		Total
Revenue	$593,595	$-	$-		$593,595
Cost of Revenue	214,606	-	-		214,606
Gross Profit	378,989	-	-		378,989
Operating Expenses
Marketing and advertising	132,262	104,039	-		236,301
IT development	78,960	492,286	-		571,246
General and administrative	307,216	260,945	(98,326)	c	469,835
Depreciation	51,834	18,961	-		70,795
Total Operating Expenses	570,272	876,231	(98,326)		1,348,177
Operating Income (Loss)	(191,283)	(876,231)	(98,326)		(969,188)
Other Income (Expenses)
Interest and other income	20,262		(20,262)	d	-
Interest expense	-	(23,715)	20,262	d	(3,453)
Total Other Income (Expenses)	20,262	(23,715)	-		(3,453)
Net Income (Loss) Before Taxes	(171,021)	(899,946)	-		(972,641)
Income Tax Benefit (Provision)	(4,770)	-	-		(4,770)
Net Income (Loss)	$(175,791)	$(899,946)	$-		$(977,411)
Other Comprehensive Income (Loss)	-	(1,069)	-		(1,069)
Comprehensive Income (Loss)	$(175,791)	$(901,015)	$-		$(978,480)
Net Income (Loss) Per Share	$(0.008)	$(90.10)			$(0.05)
Weighted Average No. of Shares Outstanding	20,817,762	10,000			20,817,762